                                  ANNUAL REPORT
                                DECEMBER 31, 1999

                                   LEGG MASON
                                      FOCUS
                                   TRUST, INC.

                                       LEGG
                                      MASON
                                      FUNDS
                                       LOGO
                            The Art of Investing/SM/


Investment Adviser

      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Board of Directors
      John F. Curley, Jr., Chairman
      Richard G. Gilmore
      Arnold L. Lehman
      Dr. Jill E. McGovern
      G. Peter O'Brien
      T. A. Rodgers

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP
      Washington, DC

Independent Accountants
      PricewaterhouseCoopers LLP
      Baltimore, MD


      This report is not to be distributed unless preceded or accompanied by a prospectus.


                      LEGG MASON WOOD WALKER, INCORPORATED
                    ----------------------------------------
                                100 Light Street
                     P.O. Box 1476, Baltimore, MD 21203-1476
                                410 o 539 o 0000

LMF-222
2/00

To Our Shareholders,

     We are pleased to provide you with Legg Mason Focus Trust's report for the year ended December 31, 1999.

     Robert Hagstrom, the Fund's portfolio manager, discusses the investment outlook and the Fund's performance on the following pages. Long-term investment results for the Fund are shown in the "Performance Information" section of this report.

     PricewaterhouseCoopers LLP, Focus Trust's independent accountants, have completed their annual examination, and audited financial statements for the fiscal year ended December 31, 1999, are included in this report.

     We are pleased to report that Legg Mason has made a seamless transition into the new century. Our critical internal and external systems are operating free of Y2K disruptions. Internal and external operations, including the Fund's custodian and transfer agency, are running smoothly, and Fund shareholders are receiving uninterrupted account maintenance and transaction support.

     We hope you will consider using the Fund for investments of additional funds as they become available. Some shareholders regularly add to their investment in the Legg Mason Funds by authorizing automatic, monthly transfers from their bank checking or Legg Mason accounts. Your Financial Advisor will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient manner.

                                              Sincerely,

                                              /s/ Edward A. Taber, III
                                              --------------------------
                                              Edward A. Taber, III
                                              President

January 31, 2000

      Portfolio Manager's Comments
      Focus Trust

Performance Analysis

           Legg Mason Focus Trust's 1999 year-end performance statistics are shown below with total returns of two comparable benchmarks: the Standard & Poor's 500 Index and the Lipper Large-Cap Core Fund Index. In addition, we have provided two-, three-, and four-year average annual returns for the Fund, as well as the average annual return since April 30, 1995 (Focus Trust's inception date was April 17, 1995).

                                     1999             Two-            Three-            Four-              Since
                                     Year             Year             Year             Year           April 30, 1995
                                    ------           ------           ------           ------          --------------
         Focus Trust                18.59%           29.53%           29.39%           26.21%            25.08%

         S&P 500 Stock
           Composite Index          21.04%           24.75%           27.56%           26.39%            27.49%
         Lipper Large-Cap
           Core Fund Index          19.35%           23.08%           25.10%           23.76%            24.70%

           Our net asset value per share rose from $22 on December 31, 1998, to $26.09 by year-end 1999. During the year, there were no income dividend or capital gains distributions to shareholders.

After-Tax Returns

                                      1999             1998             1997            1996         1995/1/
                                     ------           ------           ------          ------        ------
         Income Dividend              $0.00            $0.00            $0.00           $0.00        $0.06
         Capital Gain                 $0.00            $0.94            $0.47           $0.07        $0.00

         Before-Tax Return            18.6%            41.5%            29.1%           17.1%        12.3%
         After-Tax Return/2/          18.6%            39.4%            28.2%           16.9%        12.1%
         Tax Efficiency/3/           100.0%            95.0%            97.0%           99.0%        99.0%

Portfolio Manager's Comments

           Our objective at Focus Trust is to grow, over the long term, the net asset value per share of the Fund at a rate better than the rate of growth of the S&P 500 Index, and to do so in a tax-efficient manner. Although our investment performance relative to the S&P 500 lagged this year, our performance over the last two and three years is ahead of the index and, at year end, we are only 0.18% behind the index for the four-year period. Over the long term, Focus Trust has outperformed the average return of mutual funds included in the Lipper Large-Cap Core Fund Index.

      -----------
      /1/From April 17, 1995 (inception date of the Fund) to December 31, 1995;
         figures are not annualized.
      /2/After-tax returns are calculated by deducting 39.6% tax on income and short-term capital gains dividends and 20% tax for long-term capital gain distributions made between 1997 and 1999 and 28% tax on long-term capital gain distributions made during 1995 to 1996.
      /3/Tax efficiency is a measure of how much the after-tax return represents as a percent of the before-tax return. These returns do not reflect any unrealized capital gains held by the Fund.

           It is important to keep our investment performance in the proper context. We are less concerned about our price performance over the short term and more concerned that we own the right businesses with economics capable of beating the S&P 500's economic benchmark over the long term. If we purchase superior businesses at reasonable prices and hold these businesses for the long term, it is our belief that we will do better than an index fund. We can control our selection process but we cannot control, nor even second-guess, which companies or industries the market might favor over the short run. Sometimes we own companies the market favors and our performance looks spectacular. At other times, our portfolio lacks the stocks most sought after and our performance lags. With this in mind, remember that short-term performance is highly sensitive to the initial starting condition and can be affected by several factors beyond our immediate control. Long-term performance, in our opinion, is a more appropriate indication of a portfolio manager's investment ability.

           I am especially pleased with our after-tax performance. Over the last five years, Focus Trust has averaged a 98% tax-efficiency ratio. That is, our after-tax performance over the last five years has averaged 98% of our total return during this period. This tax-efficiency ratio is truly outstanding. According to Morningstar, the average equity fund in their database runs an 84% tax-efficiency ratio. That is, only 84% of the total return of an average mutual fund falls to the bottom line for taxable investors. For this reason, among others, many investors have switched to index funds to generate high after-tax returns. How well does Focus Trust's tax sensitivity compare to an index fund? Over the five years ending November 30, 1999, the Vanguard Index 500 Fund has averaged a 96% tax-efficiency ratio./4/

1999 Market Review

           The performance of the tech-driven NASDAQ composite overshadowed all events in 1999. For the year, the NASDAQ was up a stunning 86%, with more than half of that gain coming in the last two months of the year. The less tech-weighted Dow Jones Industrial Average gained 27%, and the S&P 500 Index was up 21%, even for the year with the small-cap Russell 2000 Index.

           In 1999, if you over-weighted technology in a portfolio, chances are you handily beat the S&P 500 Index. Conversely, if you refused to own technology stocks in your portfolio, chances are your investment return was poor. For those who owned some technology stocks (but not quite a market weighting), it is likely your investment returns were one or two standard deviations from the market return. Such was our case.

           For the year, the index of consumer non-durables, health care, financials, and utilities all posted negative price returns. Without price leverage, many food, beverage, and household product companies could not reach double-digit earnings growth. In addition, the pharmaceutical companies, now under greater scrutiny for their pricing strategy, witnessed lower stock prices, and the banking, financial services, insurance and utility indices were negative for the year in great part because the bond market suffered its second-worst year since 1973.

      ---------------
      /4/The investment objective of Focus Trust is maximum long-term capital appreciation with minimum long-term risk to principal, while the investment objective of the Vanguard Index 500 Fund is to match the performance of a benchmark index that measures the investment return of large-capitalization stocks. Focus Trust seeks its investment objective by investing in a concentrated number of issuers, while the Vanguard Index 500 Fund seeks its investment objective by investing in a broad number of stocks and thereby seeks to match the performance of an index. Focus Trust is actively managed and has higher fees and a higher portfolio turnover rate than the Vanguard Index 500 Fund. This comparison between Focus Trust and the vanguard Index 500 Fund is being made solely for the purpose of comparing the tax efficiency of these two products.

           Whereas 1998 was the year investors were greatly concerned about the effects of disinflation and lower interest rates, 1999 became the year when inflation rates firmed and interest rates rose. The stocks of oil companies, commodity chemicals, basic materials, and capital goods companies gained in 1999 with hopes that higher inflation would allow these companies to quickly pass on price increases--a luxury that has thus far eluded all consumer product and service businesses. However, despite the positive year for these above-mentioned industry groups, their stock price returns roughly equaled the market rate of return. The only industry group that posted outsized gains this year was technology.

           Why the sudden madness for technology stocks? The quick answer is to blame the speculators and momentum players who have chased these stocks "to the moon," snaring countless investors along the way. One Wall Street analyst quipped that 1999 was the year the amateurs won. This may be partly true, but it obscures the more important and critical variable, namely, the Internet. According to Jack Welch, Chairman and CEO of General Electric, the Internet and connections to the Internet are the most important business phenomena that have occurred in his lifetime. Now, if this is true, and Jack Welch is considered a pretty smart guy, then what is happening in the market is not a "bubble" destined to "pop" and "disappear" forever, but a realistic, fundamental change in our business landscape.

           If, for the moment, we placed all the Internet business possibilities aside and examined the market as it was in the early 1990s, I am willing to speculate that technology would have still been the best-performing industry group in the market. Before the Internet, businesses and individuals were snapping-up computers, printers, software, servers, intra-network connections, and cellular telephones at a rapid pace. The Internet simply acted as a turbo charge to a global marketplace imbedded with high technology demands. What we need to recognize is that technology, with or without the Internet, is the one industry group this decade that experienced consistent and sustainable double-digit unit demand for its products and services.

           Of course, other industries, from time to time, have been able to generate double-digit returns for business owners. But in most cases, these returns were largely a combination of unit growth and price increases. If your company could grow units between 4% and 8%, raise prices between 3% and 6%, increase productivity (read: invest in technology), and repurchase stock, then the goal of 15% earnings growth was attainable. Now, companies that attempt to raise prices aggressively have met stiff resistance from their customers. Without price increases, which often represented one-third of a company's earnings achievement, all a company has to grow revenues is unit demand, increased productivity, and share repurchases, the combination of which has made the hurdle rate of 15% earnings growth more difficult. Warren Buffett once said, "You will find out who is swimming naked as soon as the tide goes out." Well, in this case, the tide is price increases, and it has moved out. What is left now is pure unit growth, and no industry has higher unit growth demand than technology.

           If you were to list all the Internet and technology companies by rank order using price to sales, or price to operating cash, or price to earnings (for those companies that report earnings), you would observe companies at the top of the list that appear extremely over-valued and others at the bottom of the list that may appear less over-valued. If you then took the average of the list, most individuals are of the opinion this group as a whole is richly priced and set for a major fall. Some individuals have compared the Internet/technology group to the infamous "Nifty-Fifty," a basket of the most expensive stocks at the market's peak in 1972.

           Revisiting the Nifty-Fifty, with the help of Jeremy Siegel's book Stocks for the Long Run, an investor can make some interesting observations. At the market peak in 1972, the Nifty-Fifty traded at 42x earnings--two times the multiple of the S&P 500 Index. At the top of the Nifty-Fifty was Polaroid (95x earnings), Baxter Labs (71x earnings), and MGIC Investment Corp (68x earnings). At the bottom of the list was International Telephone & Telegraph (15x earnings) and First National City (20x earnings). Between the highest multiple and lowest multiple stocks in the group was Philip Morris (24x earnings), Merck & Co. (25x earnings), and Coca-Cola (46x earnings).

           Now fast-forward 25 years. It is 1997. Based on earnings, growth of earnings, and the interest rates during this period, what should have been the average earnings multiple of the Nifty-Fifty? According to Siegel, 42x earnings. Exactly the price the basket traded for 25 years earlier. Now, what is interesting to discover is that, based on the economics generated by the individual companies during this time period, Polaroid should have traded for 17x earnings, not 95x; Baxter Labs should have traded for 30x earnings, not 71x ; and MGIC Investment Corp should have traded for 5x earnings, not 68x.

           What prices should investors have paid for International Telephone & Telegraph and First National City? You should have paid 9x, not 15x, earnings for ITT; and you should have paid 19x, not 20x, for First National City. These two examples were purposely included to play a trick on you. Most people would have guessed the high P/E stocks became the low P/E stocks while the low P/E stocks became the high P/E stocks. "Many shall be restored that now are fallen and/ Many shall fall that now are in honor," wrote Horace in Ars Poetica. But, as we have learned over and over, contrarian investing is not a universal truth. Although searching among the "fallen" may reveal some great investments, "polling" says Buffett, "does not replace thinking."

           What I found particularly interesting about Siegel's study is that the best investments in the Nifty-Fifty were not the most expensive stocks in the group, nor the cheapest. It was an undistinguished group in the middle of the distribution. Philip Morris was worth not 24x earnings but 78x earnings, and Merck was accurately priced at 75x earnings, not 25x. Coca-Cola, which was trading near the average of the Nifty-Fifty group and more than twice the market average, was not worth 46x earnings, but 92x earnings.

           Jeremy Seigel's study is not exhaustive. But it does bring to light an intelligent way to think about investing. Stocks priced high or low in relation to an average industry index or average market index tell you nothing about their valuation. It is only by completing a fundamental analysis of the business and its industry that an investor can ascertain the value of a stock.

           Half the people on this planet have never made or received a telephone call. A far greater number do not own cellular telephones or computers. Today, only a small fraction of the world's population has ever connected to the Internet. We believe the future of technology, its peripherals, wireless communication, and the Internet is unquestionably bright. Yes, there will be stock price volatility within this group. Yes, there will be some companies that will fail, but there will also be many companies that will witness enormous prosperity. Warren Buffett said the next great economic franchises lay within the technology arena. We agree. Our job, going forward, is to identify the global market leaders in technology and then pay responsible prices for these outstanding businesses.

1999 Portfolio Activity

           This past year, we sold two companies: Action Performance and Johnson & Johnson. We also purchased and sold a company within the same year:
      Waste Management. Lastly, we added six new businesses to our portfolio: three technology companies (Gateway, IBM, Unisys), one consumer products company (Avon Products), and two retailers (Amazon and Wal-Mart Stores).

           We added Gateway to our portfolio at the beginning of the year. Gateway is a leading manufacturer and seller of personal computers to businesses and individuals. Whereas Dell Computer is the world's largest direct manufacturer and seller of personal computers to large corporations, Gateway has targeted primarily individuals and small businesses. With the success of its Country Stores and newly formed relationship with America Online, Gateway's revenues and return on capital have greatly improved. We were quickly rewarded for these improvements. Our average purchase price for the stock was up 125% by year end.

           IBM and Unisys are two other technology companies that we added in the fourth quarter this year. Both of these companies are among the best worldwide providers of technical support and service. As more companies embrace the Internet and seek to participate in the business-to-business and business-to-consumer marketplace, they will in turn need the services of IBM and Unisys. We purchased both companies at a substantial discount to what we believe their businesses to be worth. Unisys is growing 18% per year, returns 20% on invested capital, and generates more cash than it uses. Today, the company sells for less than 20x this year's earnings. The story is similar at IBM. We expect the company to grow at a 15% rate for the foreseeable future. It earns 25% on invested capital and generates far more cash than it needs to operate. This worldwide leading technology company (in 1999, IBM was awarded the most U.S. patents, with a record 2,756 patents issued) is selling for 24x earnings. Although we have received no near-term stock price benefit from our purchases, we are confident these businesses, in the future, will outpace the economic returns of the S&P 500 Index.

           Avon Products is one of the world's leading manufacturers and marketers of beauty products, fashion jewelry, and casual apparel. With
      2.3 million door-to-door salespeople worldwide, the company is unmatched in its ability to reach the consumer. We expect the company to grow its cash earnings between 13% to 15% and achieve a remarkable 80% return on its invested capital. Today, we can buy Avon at a 30% discount to our calculation of intrinsic value.

           Wal-Mart is the world's largest brick-and-mortar retailer and Amazon is the world's largest e-commerce retailer. Both companies dominate their respective marketplace and both companies were added to Focus Trust this year. In retailing, whether you sell products over the Internet or in stores, scale is the critical variable that a company needs to achieve the highest returns for its owners. Both Amazon and Wal-Mart have reached that scale in their respective markets. But whereas Wal-Mart's position and ability are unquestioned, Amazon's future is highly suspect in the minds of many investors. We have spent a good deal of time with Amazon's management team and are convinced their strategy of spending cash flow now to dominate new category introductions is smart. Some investors look at the company, see no earnings and assess no value. We look at the company, identify the cash flow, monitor the working capital needs, observe capital expenditures, and by using a real options strategy calculate what this business may be worth in the future.

          In determining the value of a company, we conservatively estimate the growth in cash earnings and then discount the future earnings of the company at the appropriate rate. If there is high uncertainty regarding a company's future value, we first offset this risk by only purchasing the stock at a significant discount to what we believe the company is worth; then secondly, we limit the size of our bet. If we are right, our small investment in this business will become substantially more valuable in the future. If we are wrong, our position weighting will not permanently harm the portfolio. In fact, if we are wrong on Amazon, the loss we realize will be less than the loss we took on Waste Management.

           Periodically, every portfolio manager must confront an unforced error--a mistake in analysis and a mistake in purchasing a stock that otherwise should have been avoided. Waste Management was our unforced error. We were drawn to Waste Management because its share price was cheap relative to our belief that the company could achieve a 15% cash earnings target for its owner. The goal of 15% was to be a combination of unit growth (3% to 5%), price increases (3% to 5%), new acquisitions (3%), efficiencies (2%), and share repurchases (2% to 3%). What became increasingly clear, only after we made our purchase, was that the price increases were not sticking. Instead of paying Waste Management's higher prices, its customers were seeking other waste service providers. In addition, there was management confusion over what exactly were the earnings of previous acquisitions. By the time the company announced it would be unable to deliver its economic promise, the stock price plunged. We purchased the stock in June at an average price of $50.00 and sold it in September at an average price of $21.04 (year-end stock price of Waste Management was $17.19). This error in judgment cost our shareholders 3 percentage points in performance. It was a painful lesson we don't wish to repeat, and we have taken steps in our selection process to hopefully avoid making similar mistakes.

           After acquiring shares of Action Performance from 1997 through 1999 at an average price of $34, we decided in October to sell our entire position and received $21 for our stock (year-end stock price of Action Performance was $11.50). We had high hopes that Action Performance would continue to rationally allocate its capital to high-cash-returning investments, but alas, the company spent a vast sum of money to spin off an Internet company to shareholders that subsequently flopped. We disagreed with management's strategy, and after failing repeatedly to change their opinion, we decided to sell our shares in the company.

           There are four major reasons why we sell shares in a company. The first reason is an unforced error, as in the case of Waste Management. Sometimes we will make a mistake and for a portfolio manager it is far better to admit the mistake and move on than cling hopelessly to a situation that is unlikely to generate better economic returns going forward than the average economics of an index return. A second reason to sell a stock is when we disagree with management over how to allocate the capital of the business, as was the case at Action Performance. If a company irrationally allocates capital to business ventures that lower our return on invested capital, it will ultimately drive the share price of the business lower. A third reason for selling a stock is based on valuation. If we believe the future price return of a business is equal to or less than what we believe is the future rate of return of the market, we must sell the stock. This was the case with Johnson & Johnson.

           We had owned Johnson & Johnson since 1995, and it was a difficult decision to sell the stock. But based on its price earlier in the year relative to the underlying economics of the business, we decided the future rate of return of Johnson & Johnson, at then current prices, would only do as well or perhaps less well than the market rate of return. We certainly did not think the company would be able to substantially outperform the market from that level.

           We swapped our shares of Johnson & Johnson for Gateway, a portfolio strategy that thus far appears to be profitable. But is it? How do shareholders actually know if the decision to sell a stock is the right decision? Phil Fisher posed the same question to me last year. Mr. Fisher, as many of you know, is the author of Common Stocks and Uncommon Profits. He is one of the earliest advocates of focus investing and a gentleman whose writings greatly influenced Warren Buffett. In a series of conversations, Mr. Fisher asked how do investors really know if they are best served when a portfolio manager sells a stock? "What happens to a stock after it is sold," Mr. Fisher said, "can dwarf in significance the profit or loss at the time of sale if the sale of a really good stock is made in the early stages of its rise." Judging the record of an investment manager, he explained, should include not only the purchases, which are reflected in the performance numbers, but also include the sale of stock which, in some cases, may be a measure of loss performance.

           To rectify this omission, Mr. Fisher argued an investment manager should include all the stocks he or she sold and what the subsequent performance of those stocks was relative to their benchmark. If, going forward, the sold stock under-performed the benchmark, then the sale was intelligent. But if the sold stock out-performed the market, then shareholders were deprived of that performance. To date, I have never seen a mutual fund make a complete list of their sales and then calculate the subsequent performance. Focus Trust will be the first.

           The following table lists all of the stocks I have sold since the Fund's inception. With each stock sold, I have used the average sale price (calculated by the total dollars received, not including fees or commissions, divided by the total number of shares) and the average date of the sale (determined by the mid-point of a multi-day selling period). We then calculated, on a total return basis, the performance of the stock sold compared to the S&P 500 Index. The time period includes from the average date sold through year-end 1999.

                                                          Performance Relative
          Stock                          Date Sold          to S&P 500 Index
          -------                        ---------        --------------------
          Daily Journal                  04/26/96               -110%
          Fannie Mae                     08/30/96                -25%
          Central Newspapers             02/28/97                -15%
          Gaylord Entertainment          07/05/97                -27%
          Lee Enterprises                07/18/97                -35%
          Brown-Forman B                 08/22/97                -38%
          Wm. Wrigley, Jr.               10/31/97                -46%
          Gannett                        12/05/97                -16%
          Walt Disney                    01/30/98                -70%
          Washington Post                02/27/98                -29%
          Sotheby's                      08/38/98                +17%
          Hasbro                         09/18/98                -52%
          Johnson & Johnson              01/08/99                 -3%
          Waste Management               09/03/99                -26%
          Action Performance             10/08/99                -56%

           As you can see from the list of fifteen stocks, every position we have sold, with the exception of Sotheby's, under-performed the S&P 500 Index from the date we sold it through December 31, 1999.

           From these purchases and sales, we realized losses in six positions (Daily Journal, Central Newspapers, Gaylord Entertainment, Hasbro, Waste Management, and Action Performance) and booked gains in the other nine.

           If we go back and look at the list, we can divide the rationale for selling each stock based upon our four criteria:

           1. As we already confessed, Waste Management was an unforced error;
           2. Fannie Mae, Wrigley, Gannett, Disney, and Johnson & Johnson were sold based on valuation;
           3. Brown-Forman, Sotheby's, and Action Performance were sold because of disagreements with management over how to allocate capital;

      which leaves the fourth criterion. We will sell a position if it becomes apparent the economics of the underlying business fail to either match or exceed the baseline economics of our index. We cannot afford to buy and hold a business that is unable to generate growth in earnings and/or returns on capital that are at least equivalent to the returns available from the average company in the index. If we buy and hold cheap stocks of mediocre businesses, we will often end up with mediocre returns. By every measuring stick, Daily Journal, Central Newspaper, Lee Enterprises, Gaylord Entertainment, Washington Post, and Hasbro were cheap relative to their assets and earnings. But unfortunately, the economics of these businesses were inferior to the average economics available from the index. Despite the good intentions of management, we had no choice but to sell.

Investable Versus Tradable

           There is a difference between investable ideas and tradable ideas. Investable ideas are assigned to companies that generate sustainable above-average economics. If an investor purchases an above-average company, at or below the company's intrinsic value, the superior economics of the business will, over time, drive the investment returns far past the average returns of an index.

           Some investors are attracted to stocks with below-average economics if the discount to value is large enough to warrant an investment. In this case, when the market eventually resets the price of the below-average company closer to its intrinsic value, an investor has a chance to profit. We call these tradable ideas. The only chance to profit is to buy the cheap stock and sell it quickly when it reaches fair value. The reason you must buy-and-sell as opposed to buy-and-hold is because if you buy-and-hold a below-average economic business you will receive, over the long term, a below-average return.

           Occasionally, the market will discount heavily the prices of below-average businesses. When this happens, some investors rush to buy these stocks in hopes the market quickly resets the prices of these businesses. Of course, the risk to this strategy is time. Remember, Buffett said, "time is the friend to a wonderful business and an enemy to the mediocre." We much prefer the investable ideas and will concentrate our efforts to locate these kinds of businesses. Although we do not quarrel with the strategy of buying cheap, mediocre businesses, we will leave these tradable ideas to others.

What About Berkshire Hathaway?

           Many investors have asked whether Berkshire Hathaway has reached a point where its future rate of return is now less than an index return. 1999 was a particularly difficult year for Berkshire. The stock price declined 20%, under-performing the S&P 500 Index by 41 percentage points. It was not the first time Berkshire failed to beat the market. In the past twenty years, Berkshire's stock price has trailed the market five different times: 1996, -17%; 1990, -20%; 1987, -1%; 1986, -5%; and 1984,
      -9%. But clearly, this year's 41% relative performance decline caught many by surprise.

           In all fairness, 1999 was a difficult year for all insurance companies, not just for Berkshire Hathaway. However, Berkshire did have its share of problems. First, the realized insurance losses from General Re were unexpected. The acquisition of General Re was trumpeted in 1998 and helped lead Berkshire to a 52% gain for the year, outpacing the 29% gain of the S&P 500 Index. But once the merger was completed, insured losses began pouring in. Some have suggested that Buffett's conservative and strict interpretation of accounting led to larger realized losses than General Re, left to its own, would have otherwise acknowledged. This may or may not be true. Either way, losses hurt stock performance.

           Second, the value of Berkshire's float declined this year with the decline in share prices of Coca-Cola, Disney, and Gillette. Over the past twenty years, there has been a very strong correlation between Berkshire's float and its share price. In other words, you tell me which direction the float in Berkshire is going (up or down), and I can generally tell you which direction the stock price is going.

           Lastly, the growth in premium income has slowed this year because of the weak pricing in the super-catastrophe insurance market and the lack of contribution from GEICO. At present, GEICO is using all of its profits to expand market share in the direct market for automobile insurance, a move that we readily applaud. But until this gain in market share is completed, GEICO will not be adding to profits.

           The question that needs to be asked is whether the situation at Berkshire is permanent or transient. Our guess is transient. We believe the worst at General Re is behind us. We believe, from these price levels, that Coca-Cola, Disney, and Gillette will perform better relative to the S&P 500 Index. The only question we can't answer is when better pricing will return to the insurance market.

           Although higher insurance premium pricing will benefit Berkshire, it is not essential for Berkshire to perform well. Many investors overlook the fact that Berkshire is diversifying away from being a pure insurance company. The economic profits from Flight Safety and Executive Jet, when measured separately, greatly exceed the returns of the market. In addition, the recent acquisition of MidAmerican Energy introduces a strategy of purchasing utility companies in the newly deregulating and rapidly consolidating utility industry. Berkshire's non-insurance businesses stand a chance of raising the economic bar for the company.

           For several years, Warren Buffett has warned shareholders that the future rate of return of Berkshire will be less than the company's historical rate. Many investors refused to believe Warren, and who could blame them? Berkshire's share price has kept going up at a market-beating rate of return. Now, however, there are many who question whether Berkshire can even keep pace. My guess is Berkshire will out-perform the S&P 500 Index going forward, and for that reason we will keep our Berkshire position. But it is time to take Warren at his word--he magnitude of Berkshire's future performance will likely be less than the company's historic returns.

Conclusion

           This April marks Focus Trust's five-year anniversary. When we started Focus Trust, I promised we would run a concentrated portfolio of 10 to 20 stocks. We have kept our word. I also promised that I would keep our turnover ratio low and try to generate high after-tax returns. So far, so good. I also promised to try and beat the market. Although we haven't beaten the market every year, we have done pretty well over the time period and certainly better than most.

           J.P. Morgan said you had to be an optimist to win at the game of investing. I believe that is true. With communism on the wane and democratic capitalism on the rise, it is hard not to be optimistic. Even though there have been plenty of earth-shaking economic and political events that have come and gone over the last five years, we are still plugging along. My guess is there will be a few more big events that will spread doom and gloom in the next five years. I also expect we will have continued market volatility, and there is always the chance the stock market will go down significantly in price.

           If you need or might need money in the next several years, set that amount aside in money markets or short-term bonds. If you are investing for five years or longer, my guess is the stock market will continue to afford the best returns relative to bonds and cash.

           Over the next five years you can expect that Focus Trust will own between 10 and 20 stocks. We will attempt to keep portfolio turnover ratios low and after-tax returns high. I do not know when the next market correction will occur, but I do know what I will do when it comes. We are always anxious to purchase great companies at lower prices. In the future, you can expect to see us increase our weighting in technology companies, but only at reasonable prices. You should also know we are increasingly attracted to larger companies, versus smaller companies, that are in a position to dominate their global marketplace. With 95% of the world's population living outside the United States, the economic opportunities for international companies are far more attractive than for those companies fighting over a limited market share here in the U.S. In addition, we have learned that the economic benefits for those companies that reach scale become extremely valuable.

           I wish to thank all of the talented analysts and portfolio managers at Legg Mason Fund Adviser for their intellectual support, and a special thanks to our Board of Directors and officers for their continued guidance.

           To all shareholders of Focus Trust, I appreciate your support and confidence. At the end of our first year, we were a small mutual fund with only $7 million in assets. Today, we are group of shareholders who collectively own a $275 million fund with a very bright future.

           If you have any questions or concerns, please do not hesitate to contact us.

                                                         Robert G. Hagstrom, CFA
                                                         Portfolio Manager

      January 28, 2000
      DJIA 10738.9

      Performance Information
      Legg Mason Focus Trust, Inc.

Performance Comparison of a $10,000 Investment as of December 31, 1999

           The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

           The following graph compares the Fund's total returns against that of a closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $10,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

      --------------------------------------------------
                         Cumulative     Average Annual
                        Total Return     Total Return
      --------------------------------------------------
       One Year            +18.59%          +18.59%
       Life of Fund+      +184.92           +24.90
      --------------------------------------------------

       + Inception Date-- April 17, 1995

                              [CHART APPEARS HERE]

                                    Standard
                                    & Poor's
                                    500 Stock
                    Focus           Composite
                    Trust           Index/1/
4/17/95          $10,000.00        $10,000.00
                 $10,140.00        $10,641.00
                 $10,810.00        $11,487.00
12/31/95         $11,229.00        $12,178.00
                 $12,385.00        $12,832.00
                 $11,983.00        $13,408.00
                 $12,485.00        $13,823.00
12/31/96         $13,154.00        $14,975.00
                 $13,275.00        $15,376.00
                 $14,913.00        $18,062.00
                 $15,651.00        $19,413.00
12/31/97         $16,982.00        $19,971.00
                 $19,833.00        $22,757.00
                 $20,864.00        $23,508.00
                 $17,544.00        $21,170.00
12/31/98         $24,025.00        $25,678.00
                 $26,756.00        $26,958.00
                 $26,515.00        $28,861.00
                 $23,971.00        $27,055.00
12/31/99         $28,492.00        $31,081.00

/1/ An unmanaged index of widely held common stocks. Index returns are for the periods beginning April 30, 1995.

      Focus Trust

Selected Portfolio Performance+

      Strong performers for the year ended December 31, 1999*
      -------------------------------------------------------
      1. WPP Group plc                            +169.2%
      2. America Online, Inc.                      +88.6%
      3. Citigroup Inc.                            +67.7%
      4. American Express Company                  +62.6%
      5. Harley-Davidson, Inc.                     +35.2%
      6. International Speedway Corporation        +24.4%
      7. McDonald's Corporation                     +5.2%

      + Individual stock performance is measured by the change in the stock's price; reinvestment of dividends is not included.
      * Securities held for the entire year.

      Weak performers for the year ended December 31, 1999*
      -----------------------------------------------------
      1. United Asset Management Corporation        -28.6%
      2. Freddie Mac                                -27.0%
      3. Berkshire Hathaway, Inc. - Class A         -19.9%
      4. Lloyds TSB Group plc                       -11.9%

Portfolio Changes

      Securities added since December 31, 1998
      ----------------------------------------
      Amazon.com, Inc.
      Avon Products, Inc.
      Gateway Inc.
      International Business Machines Corporation
      Unisys Corporation
      Wal-Mart Stores, Inc.
      Waste Management Inc.

      Securities sold since December 31, 1998
      ---------------------------------------
      Action Performance Companies, Inc.
      Johnson &Johnson
      Waste Management Inc.

      Statement of Net Assets
      Legg Mason Focus Trust, Inc.
      December 31, 1999
      (Amounts in Thousands)

                                                                                 Shares/Par                  Value
      -----------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests--93.6%
      Advertising--6.5%
      WPP Group plc                                                                 215                    $ 17,872
                                                                                                           --------

      Banking-- 14.2%
      Citigroup Inc.                                                                489                      27,143
      Lloyds TSB Group plc                                                          964                      12,062
                                                                                                           --------
                                                                                                             39,205
                                                                                                           --------

      Computer Services and Systems-- 13.6%
      Gateway Inc.                                                                  342                      24,645/A/
      International Business Machines Corporation                                    89                       9,558
      Unisys Corporation                                                            100                       3,194/A/
                                                                                                           --------
                                                                                                             37,397
                                                                                                           --------

      Consumer Staples-- 5.2%
      Wal-Mart Stores, Inc.                                                         210                      14,482
                                                                                                           --------
      Consumer Products-- 3.5%
      Avon Products, Inc.                                                           293                       9,669
                                                                                                           --------

      Financial Services-- 18.1%
      American Express Company                                                      162                      26,999
      Freddie Mac                                                                   332                      15,606
      United Asset Management Corporation                                           388                       7,195
                                                                                                           --------
                                                                                                             49,800
                                                                                                           --------

      Insurance-- 9.9%
      Berkshire Hathaway, Inc.- Class A                                               1                      27,209/A/
                                                                                                           --------

      Media-- 10.0%
      America Online, Inc.                                                          364                      27,489/A/
                                                                                                           --------

      Motorcycles/Bicycles-- 2.5%
      Harley-Davidson, Inc.                                                         108                       6,919
                                                                                                           --------

      Racetracks-- 4.1%
      International Speedway Corporation                                            223                      11,208
                                                                                                           --------

      Restaurants-- 4.0%
      McDonald's Corporation                                                        274                      11,038
                                                                                                           --------

      Retail-Internet-- 2.0%
      Amazon.com, Inc.                                                               74                       5,633/A/
                                                                                                           --------
      Total Common Stocks and Equity Interests  (Identified Cost-- $211,592)                                257,921
      -----------------------------------------------------------------------------------------------------------------

                                                                                 Shares/Par                  Value
      -----------------------------------------------------------------------------------------------------------------
Repurchase Agreements-- 6.1%
      Bank of America
        3.10%, dated 12/31/99, to be repurchased at $8,488 on 1/3/00
        (Collateral:$9,458 Freddie Mac mortgage-backed securities,
        6%, due 9/1/28, value $8,704)                                            $8,486                     $ 8,486
      Morgan Stanley Dean Witter
        2.25%, dated 12/31/99, to be repurchased at $8,488 on 1/3/00
        (Collateral:$6,335 U.S.Treasury Bills, 11.75%, due 11/15/14,
        value $8,659)                                                             8,486                       8,486
                                                                                                           --------
      Total Repurchase Agreements  (Identified Cost--$16,972)                                                16,972
      -----------------------------------------------------------------------------------------------------------------
      Total Investments--99.7%  (Identified Cost--$228,564)                                                 274,893
      Other Assets Less Liabilities--0.3%                                                                       731
                                                                                                           --------

      NET ASSETS CONSISTING OF:
      Accumulated paid-in capital applicable to
        10,562 shares outstanding                                              $239,555
      Accumulated net investment income/(loss)                                       (1)
      Accumulated net realized gain/(loss) on investments
        and foreign currency transactions                                       (10,259)
      Unrealized appreciation/(depreciation) of investments
        and foreign currency transactions                                        46,329
                                                                               --------

      NET ASSETS--100.0%                                                                                   $275,624
                                                                                                           ========

      NET ASSET VALUE PER SHARE                                                                              $26.09
                                                                                                             ======
      -----------------------------------------------------------------------------------------------------------------

      /A/Non-income producing.
      See notes to financial statements

      Statement of Operations
      Legg Mason Focus Trust, Inc.
      December 31, 1999
      (Amounts in Thousands)

      -----------------------------------------------------------------------------------------------------------------
Investment Income:
      Dividends/A/                                                                          $ 1,125
      Interest                                                                                  629
                                                                                           ---------
          Total income                                                                                       $ 1,754
Expenses:
      Investment advisory fee                                                                 1,242
      Distribution and service fees                                                           1,774
      Transfer agent and shareholder servicing expense                                          138
      Audit and legal fees                                                                       44
      Custodian fee                                                                              87
      Directors' fees                                                                             6
      Organization expense                                                                       13
      Registration fees                                                                          83
      Reports to shareholders                                                                    14
      Other expenses                                                                             14
                                                                                           ---------
                                                                                              3,415
      Less fees waived                                                                          (44)
                                                                                           ---------
        Total expenses, net of waivers                                                                        3,371
                                                                                                            -------
      NET INVESTMENT INCOME/(LOSS)                                                                           (1,617)
Net Realized and Unrealized Gain/(Loss) on Investments:
      Realized gain/(loss) on investments                                                   (10,259)
      Change in unrealized appreciation/(depreciation) of investments                        35,142
      NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS                                                 24,883
      -----------------------------------------------------------------------------------------------------------------
      CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                                        $23,266
      -----------------------------------------------------------------------------------------------------------------

      /A/Net of foreign taxes withheld of $16.

      See notes to financial statements.

      Statement of Changes in Net Assets
      Legg Mason Focus Trust, Inc.
      (Amounts in Thousands)

                                                                                          For the Years Ended December 31,
                                                                                      --------------------------------------
                                                                                             1999                1998
      ----------------------------------------------------------------------------------------------------------------------
Change in Net Assets:
      Net investment income/(loss)                                                        $ (1,617)            $  (137)
      Net realized gain/(loss) on investments                                              (10,259)              1,270
      Change in unrealized appreciation/(depreciation) of investments                       35,142               8,298
      ----------------------------------------------------------------------------------------------------------------------
      Change in net assets resulting from operations                                        23,266               9,431
      Distributions to shareholders from net realized gain on investments                       --              (1,557)
      Change in net assets from Fund share transactions                                    205,269              31,122
      ----------------------------------------------------------------------------------------------------------------------
      Change in net assets                                                                 228,535              38,996
Net Assets:
      Beginning of year                                                                     47,089               8,093
      ----------------------------------------------------------------------------------------------------------------------
      End of year                                                                         $275,624             $47,089
      ----------------------------------------------------------------------------------------------------------------------
      Undistributed net investment income/(loss), end of year                             $     (1)            $    --
      ----------------------------------------------------------------------------------------------------------------------

See notes to financial statements

Financial Highlights
Legg Mason Focus Trust, Inc.

     Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                            Investment Operations                        Distributions
                                   --------------------------------------  --------------------------------------
                                                                                          From
                        Net Asset     Net       Net Realized      Total       From         Net                     Net Asset
                         Value,    Investment  and Unrealized     From         Net      Realized                     Value,
                        Beginning    Income    Gain (Loss) on  Investment  Investment   Gain on         Total        End of
                         of Year     (Loss)    Investments     Operations    Income    Investments  Distributions     Year
----------------------------------------------------------------------------------------------------------------------------
Years Ended Dec. 31,
         1999            $22.00    $(.15)/A/       $4.24          $4.09      $ --         $ --          $ --        $26.09
         1998             16.32     (.06)/A/        6.68           6.62        --         (.94)         (.94)        22.00
         1997             13.01     (.11)/A/        3.89           3.78        --         (.47)         (.47)        16.32
         1996             11.17     (.05)/A/        1.96           1.91        --         (.07)         (.07)        13.01
         1995/B/          10.00      .06/A/         1.17           1.23      (.06)          --          (.06)        11.17
----------------------------------------------------------------------------------------------------------------------------

                                              Ratios/Supplemental Data
                          ------------------------------------------------------------
                                                    Net
                                                 Investment               Net Assets,
                                    Expenses   Income (Loss)  Portfolio     End of
                          Total    to Average   to Average    Turnover       Year
                          Return   Net Assets   Net Assets      Rate    (in thousands)
--------------------------------------------------------------------------------------
Years Ended Dec. 31,
         1999             18.59%     1.90%/A/     (.91)%/A/      14%       $275,624
         1998             41.47%     1.93%/A/     (.89)%/A/      21%         47,089
         1997             29.10%     2.00%/A/     (.74)%/A/      14%          8,093
         1996             17.14%     2.00%/A/     (.40)%/A/       8%          7,327
         1995/B/          12.29%/C/  1.92%/A,D/   1.19%/A,D/     --           5,061
--------------------------------------------------------------------------------------

/A/ Net of fees waived pursuant to a voluntary expense limitation of 1.75% of average daily net assets through September 1, 1995, 2.00% through June 30, 1998, and 1.90% through June 30, 2000. If no fees had been waived, the annualized ratio of expenses to average net assets for the years ended December 31, 1999, 1998, 1997 and 1996, and for the period April 17, 1995 to December 31, 1995, would have been 1.93%, 2.71%, 4.04%,
    4.96%, and 7.89%, respectively.
/B/ For the period April 17, 1995 (commencement of operations) to December
    31, 1995.
/C/ Not annualized.
/D/ Annualized.

    See notes to financial statements

       Notes to Financial Statements
       Legg Mason Focus Trust, Inc.
       (Amounts in Thousands)
       -------------------------------------------------------------------------
1. Significant Accounting Policies:
           The Legg Mason Focus Trust, Inc. ("Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified investment company.

      Security Valuation
           Securities owned by the Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value as determined by the Fund's Board of Directors. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund's adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

      Investment Income and Distributions to Shareholders
           Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid annually. Net capital gain distributions are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

      Security Transactions
           Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At December 31, 1999, receivables for securities sold and payables for securities purchased for the Fund were as follows:

      Receivable for          Payable for
      Securities Sold    Securities Purchased
      ---------------------------------------
            $ --                $ --

      Deferred Organizational Expenses
           Deferred organizational expenses of $65 are being amortized on a straight line basis over 5 years commencing on the date the Fund's operations began. Legg Mason Fund Adviser, Inc. ("LMFA"), the Fund's investment adviser, has agreed that in the event it redeems any of its shares during such period, it will reimburse the Fund for any unamortized organization costs in the same proportion as the number of shares to be redeemed bears to the number of shares that LMFA purchased from Focus Capital Advisory, L.P. ("Focus Capital") on June 30, 1998, and remain outstanding at the time of redemption.

      Federal Income Taxes
           No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.
           At December 31, 1999, the Fund had capital loss carryforwards for federal income tax purposes of $9,931 expiring in 2007.

      --------------------------------------------------------------------------
      Use of Estimates
           Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:
           For the year ended December 31, 1999, investment transactions (excluding short-term investments) were as follows:


          Purchases           Proceeds from Sales
      --------------------------------------------
          $212,273                  $23,438

           At December 31, 1999, cost, aggregate gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for the Fund were as follows:


                                                                 Net
                                                            Appreciation/
      Cost             Appreciation      Depreciation      (Depreciation)
      -------------------------------------------------------------------
      $228,564            $61,715          $(15,386)           $46,329

3. Repurchase Agreements:
           All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

4. Transactions with Affiliates:
           On June 30, 1998, LMFA purchased the assets of Focus Capital. For the period June 28, 1997 to June 30, 1998, Focus Capital served as the Fund's investment adviser. Prior to June 28, 1997, Lloyd, Leith & Sawin, Inc. served as investment adviser to the Fund.
           Effective June 30, 1998, the Fund entered into an investment advisory and management agreement with LMFA. Pursuant to its agreement, LMFA provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of its average daily net assets.
           LMFA has agreed to waive its fees in any month to the extent the Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month an annual rate of 1.90% of average daily net assets until June 30, 2000, as shown in the chart below:

                                              Year Ended               At
                                           December 31, 1999   December 31, 1999
                                           -----------------   -----------------
         Expense      Expense Limitation       Management          Management
        Limitation      Expiration Date       Fees Waived         Fees Payable
      --------------------------------------------------------------------------
           1.90%         June 30, 2000            $44                $188

      --------------------------------------------------------------------------
           During the period January 1, 1998 to June 30, 1998, management fee expense was $34, all of which was waived by Focus Capital; during the period July 1, 1998 to December 31, 1998, management fee expense was $74, all of which was waived by LMFA.
           Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as the Fund's distributor. Legg Mason receives an annual distribution fee and an annual service fee, computed daily and payable monthly as follows:

                                     At December 31, 1999
                                    ----------------------
      Distribution        Service      Distribution and
          Fee               Fee      Service Fee Payable
      -----------------------------------------------------
          0.75%            0.25%             $232

           No brokerage commissions were paid by the Fund to Legg Mason or its affiliates during the year ended December 31, 1999. Legg Mason also has an agreement with the Fund's transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid Legg Mason $39 for the year ended December 31, 1999.
           LMFA and Legg Mason are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

5. Fund Share Transactions:
           At December 31, 1999, there were 100,000 shares authorized at $.001 par value for the Fund. Share transactions were as follows:

                                                           Reinvestment
                                         Sold            of Distributions         Repurchased        Net Change
                                --------------------   -------------------- ----------------------------------------
                                   Shares     Amount     Shares     Amount    Shares     Amount   Shares    Amount
      --------------------------------------------------------------------------------------------------------------
      Year Ended Dec. 31, 1999     10,297    $251,272      --       $   --    (1,875)  $(46,003)   8,422  $205,269
      Year Ended Dec. 31, 1998      1,725      32,537      79        1,500      (159)    (2,915)   1,645    31,122

Report of Independent Accountants

To the Shareholders and Directors of Legg Mason Focus Trust, Inc.:

   In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Legg Mason Focus Trust, Inc. (hereafter referred to as the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 10, 2000

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